UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest

event reported) April 22, 2021

PacWest Bancorp

(Exact name of registrant as specified in its charter)

Delaware	001-36408	33-0885320
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

9701 Wilshire Blvd., Suite 700, Beverly Hills, California 90212

(Address of principal executive offices and zip code)

(310) 887-8500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, par value $0.01 per share	PACW	The Nasdaq Stock Market, LLC
(Title of Each Class)	(Trading Symbol)	(Name of Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230-425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

SUPPLEMENT TO PROXY STATEMENT DATED MARCH 26, 2021

FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS

This Supplement to Proxy Statement (this “Supplement”), dated April 22, 2021, is furnished to the stockholders of PacWest Bancorp (the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 11, 2021, or at any adjournments or postponements thereof (the “Annual Meeting”). This Supplement supplements the definitive Proxy Statement dated March 26, 2021 (the “2021 Proxy Statement”).

This Supplement is being furnished in order to add clarifying information regarding Proposal 3, Approval of Amended and Restated PacWest Bancorp 2017 Stock Incentive Plan (as amended and restated, the “2017 A&R SIP”). Capitalized terms used in this Supplement and not otherwise defined herein have the meanings given to them in the 2021 Proxy Statement. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. This Supplement should be read in conjunction with the 2021 Proxy Statement.

Supplemental Disclosure Concerning Proposal 3

Before 2018, Section 162(m) of the Internal Revenue Code permitted companies a tax deduction for “qualified performance-based compensation” if, among other things, a company’s compensation plan had a specified annual per person limit on compensation that could be granted in the form of stock options, SARs and performance-based stock awards under the plan. This “qualified performance-based compensation” provision in Section 162(m) was eliminated starting with the 2018 calendar year. The Original 2017 Plan included annual per person limits on stock options, SARS and performance-based stock awards that could be granted in order for the Company to grant “qualified performance-based compensation” under the Original 2017 Plan. Because of the elimination of this Section 162(m) provision in 2018, the 2017 A&R SIP eliminated Section 162(m) provisions relating to “qualified performance-based compensation,” including the annual per person limits. The appropriate amount of compensation granted under the 2017 A&R SIP remains subject to the discretion of our CNG Committee.

Except as specifically supplemented by the information contained in this Supplement, all information set forth in the 2021 Proxy Statement remains unchanged and should be considered in voting your shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

By:	/s/ Natasha Luddington
Name: Natasha Luddington
Title: Senior Vice President, Associate General Counsel

Date:	April 22, 2021